EXHIBIT  23.3

                   [Letterhead  of  Malone  &  Bailey,  PLLC]

                        INDEPENDENT  AUDITORS'  CONSENT

We consent to the use in this Registration Statement of Hyperdynamics Corporation on Form SB-2 of our report dated September 12, 2000 relating to the financial statements appearing elsewhere in this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/  Malone  &  Bailey,  PLLC  Houston,  Texas

October  23,  2000



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